UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive  Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           META FINANCIAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                     [META FINANCIAL GROUP, INC. LETTERHEAD]



                                                               December 16, 2005


Dear Fellow Shareholders:

      On behalf of the Board of Directors and management of Meta Financial Group, Inc., we cordially invite you to attend our Annual Meeting of shareholders. The meeting will be held at 1:00 p.m. local time on Monday, January 23, 2006, at our main office located at 121 East Fifth Street, Storm Lake, Iowa.

      The attached Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our Annual Report to Shareholders. At the meeting, we will report on Meta Financial's operations and outlook for the year ahead.

      We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting. Regardless of the number of shares you own, your vote is very important. Please act today.

      Your Board of Directors and management are committed to the continued success of Meta Financial and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                         Very truly yours,

                                         /s/ J. Tyler Haahr


                                         J. TYLER HAAHR
                                         President and Chief Executive Officer

                           META FINANCIAL GROUP, INC.
                              121 East Fifth Street
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on January 23, 2006

                    -----------------------------------------

      Notice is hereby given that the Annual Meeting of shareholders of Meta Financial Group, Inc. will be held at our main office located at 121 East Fifth Street, Storm Lake, Iowa, on Monday, January 23, 2006, at 1:00 p.m. local time. At the Annual Meeting, shareholders will be asked to:

      o     Elect two (2) directors, each for a term of three (3) years.

      Your Board of Directors recommends that you vote "FOR" the election of each of the director nominees.

      Shareholders also will transact any other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

      The record date for the Annual Meeting is November 28, 2005. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

      A proxy card and proxy statement for the Annual Meeting are enclosed. Whether or not you plan to attend the Annual Meeting, please take the time to vote now by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. Your proxy will not be used if you attend and vote at the Annual Meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

      Thank you for your continued interest and support.

                                           By Order of the Board of Directors


                                           /s/ J. Tyler Haahr

                                           J. TYLER HAAHR
                                           President and Chief Executive Officer
Storm Lake, Iowa
December 16, 2005

--------------------------------------------------------------------------------
Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.
--------------------------------------------------------------------------------

                           META FINANCIAL GROUP, INC.
                              121 East Fifth Street
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held January 23, 2006


                                  INTRODUCTION

      Our Board of Directors is using this proxy statement to solicit proxies from the holders of Meta Financial Group, Inc. ("Meta Financial" or the "Company") common stock for use at Meta Financial's Annual Meeting of shareholders ("Annual Meeting"). We are mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 16, 2005.

      Certain information provided herein relates to MetaBank and MetaBank West Central, both of which are wholly owned subsidiaries of Meta Financial. MetaBank and MetaBank West Central are collectively referred to in this proxy statement as the "Banks."

                      INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting; Matters to be Considered at the Annual Meeting

      Time and Place of the Annual Meeting. Our Annual Meeting will be held as follows:

      Date:    January 23, 2006
      Time:    1:00 p.m., local time
      Place:   MetaBank
               121 East Fifth Street
               Storm Lake, Iowa

      Matters to be Considered at the Annual Meeting. At the Annual Meeting, shareholders of Meta Financial are being asked to consider and vote upon the election of two (2) directors, each for a three-year term. The shareholders also will transact any other business that may properly come before the Annual Meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

      Voting Rights of Shareholders. November 28, 2005 is the record date for the Annual Meeting. Only shareholders of record of Meta Financial common stock as of the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting. You are entitled to one vote for each share of Meta Financial common stock you own. On November 28, 2005, 2,503,655 shares of Meta Financial common stock were outstanding and entitled to vote at the Annual Meeting.

      ESOP Shares. We maintain the Meta Financial Employee Stock Ownership Plan ("ESOP"), which owns approximately 10.4 percent of the Meta Financial common stock outstanding. Employees of Meta Financial and the Banks participate in the ESOP. Each ESOP participant is entitled to instruct the trustee of the ESOP how to vote such participant's shares of Meta Financial common stock allocated to his or her ESOP account. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the participant's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the Annual Meeting, the trustee may vote such shares in its discretion. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to the participant's ESOP account, the ESOP trustee may vote such shares in its discretion. The ESOP trustee will vote the shares of Meta Financial common stock held in the ESOP but not allocated to any participant's account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.

      Shares held by a Broker. If you are the beneficial owner of shares held by a broker in "street name," your broker, as the record holder of the shares, will vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." The election of directors is expected to be considered a "discretionary" item, in which case your broker may vote your shares without instructions from you.

      Votes Required for Election of Directors and a Quorum. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting by holders of Meta Financial common stock. This means that the two director nominees with the most affirmative votes will be elected to fill the two available seats. Shares that are represented by proxy which are marked "vote withheld" for the election of one or more director nominees and broker non-votes will have no effect on the vote for the election of directors, although they will be counted for purposes of determining whether there is a quorum. A quorum is necessary in order for us to conduct the Annual Meeting, and if one-third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.

      If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. As of the date of this Proxy Statement, we are not aware of any reason that a director nominee would be unable to stand for election.

      Your Board of Directors unanimously recommends that you vote "FOR" each of the director nominees set forth in this proxy statement.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

      Voting of Proxies. You may vote in person at the Annual Meeting or by proxy. To ensure your representation at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting. You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date. See "-Revocability of Proxies" below.

      Voting instructions are included on your proxy card. Shares of Meta Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to Meta Financial with no specific instruction as how to vote at the Annual Meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the director nominees.

      The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

      You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you would receive three separate proxy cards to vote.

      Revocability of Proxies. You may revoke your proxy before it is voted by:

      o     submitting a new proxy with a later date,

      o notifying the Corporate Secretary of Meta Financial in writing before the Annual Meeting that you have revoked your proxy, or

      o     voting in person at the Annual Meeting.

      If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an authorization letter from the broker, bank or nominee indicating that you were the beneficial owner of Meta Financial common stock on November 28, 2005, the record date for voting at the Annual Meeting, if you wish to vote in person.

      Proxy Solicitation Costs. We will pay our own costs of soliciting proxies. In addition to this mailing, Meta Financial's directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers, banks and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

                                 STOCK OWNERSHIP

      The  following  table  presents   information   regarding  the  beneficial
ownership of Meta Financial common stock as of November 28, 2005, by:

      o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of our outstanding common stock;

      o     each director and director nominee of Meta Financial;

      o each executive officer of Meta Financial named in the Summary Compensation Table appearing under "Executive Compensation" below; and

      o all of the executive officers and directors of Meta Financial as a group.

      The persons named in the table below have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after November 28, 2005 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 2,503,655 shares of common stock outstanding on November 28, 2005.

                                                                     Shares Beneficially  Percent of
                          Beneficial Owners                                  Owned          Class
-------------------------------------------------------------------  -------------------  ----------
Tontine Financial Partners, L.P.                                             218,600        8.73%

Meta Financial Group, Inc. Employee Stock Ownership Plan                     261,319 (1)    10.44

E. Wayne Cooley, Director                                                     76,170         3.04

E. Thurman Gaskill, Director                                                  50,014 (2)     2.00

James S. Haahr, Chairman of the Board (3)                                    328,895 (4)    12.81

J. Tyler Haahr, Director, President and Chief Executive Officer(3)           163,516 (5)     6.31

Troy Moore, III, Executive Vice President and Chief Operating
  Officer(3)                                                                  48,109 (6)    1.90

Bradley C. Hanson, Director, Executive Vice President                          7,421 (7)      *

G. Mark Mickelson, Director                                                      640          *

Rodney G. Muilenburg, Director                                               109,051         4.36

Jeanne Partlow, Director                                                       3,978          *

Ronald J. Walters, Senior Vice President, Secretary, Treasurer
  and CFO                                                                        173          *

Directors and executive officers of Meta Financial
  and the Banks as a group (10 persons)                                      787,967 (8)    29.33


-------------------
*     Indicates less than 1%.

(1) Represents shares held by the ESOP, 224,707 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account under the ESOP. Security National Bank, Sioux City, Iowa, as the ESOP trustee, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(2) Includes 49,114 shares as to which Mr. Gaskill has reported shared ownership.

(3) Mr. James S. Haahr is the father of Mr. J. Tyler Haahr and the father-in-law of Troy Moore, III. Mr. J. Tyler Haahr is the brother-in-law of Troy Moore, III.

(4) Includes 64,057 shares which Mr. James S. Haahr has the right to acquire pursuant to stock options within 60 days after November 28, 2005, and 83,869 held by a limited liability company of which Mr. James S. Haahr is a member.

(5) Includes 3,000 shares as to which Mr. J. Tyler Haahr has reported shared ownership, 87,224 shares which Mr. J.

      Tyler Haahr has the right to acquire pursuant to stock options within 60 days after November 28, 2005, and 31,708 shares held by a trust of which Mr. J. Tyler Haahr is a trustee.

(6) Includes 23,136 shares which Mr. Moore has the right to acquire pursuant to stock options within 60 days after November 28, 2005.

(7) Mr. Hanson joined the Board of Directors on October 24, 2005. His holdings include 24,921 options to purchase shares, 7,421 of which were vested as of November 28, 2005 (or which will vest within 60 days of November 28, 2005, and 17,500 of which were not vested as of such date.

(8) Includes shares held directly, as well as, jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares reported as beneficially owned by all directors and executive officers are options to purchase 181,838 shares of Meta Financial common stock.

                              ELECTION OF DIRECTORS

      Our Board of Directors currently consists of eight members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our director nominees currently serve as Meta Financial directors.

      The table below sets forth information regarding our Board of Directors, including their age, position with Meta Financial and term of office. On November 28, 2005, Mark Mickelson announced that he would not stand for re-election to our Board of Directors. Mr. Mickelson is included in the class of directors with a term expiring at the Annual Meeting, and is a member of the Audit Committee. Mr. Mickelson's decision not to stand for reelection is not related to any disagreement between Mr. Mickelson and the Company on any matter relating to the Company's operations, policies or practices.

      If any director nominee is unable to serve before the election, your proxy authorizes a vote for a replacement nominee if our Board of Directors names one. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

                                                                                      Director    Term to
         Name             Age             Position(s) Held in Meta Financial          Since (1)   Expire
----------------------   -----   --------------------------------------------------   ---------   -------
                                                       Nominees
                                                       --------
James S. Haahr(2)         66     Chairman of the Board                                  1962       2009
Jeanne Partlow            72     Director                                               1996       2009

                                            Directors Remaining in Office
                                            -----------------------------

E. Wayne Cooley           83     Director                                               1985       2007
J. Tyler Haahr(2)         42     Director, President and Chief Executive Officer        1992       2007
Bradley C. Hanson         41     Director, Executive Vice President                     2005       2007
E. Thurman Gaskill        70     Director                                               1982       2008
Rodney G. Muilenburg      61     Director                                               1989       2008


-------------------
(1)   Includes service as a director of MetaBank.
(2)   James S. Haahr is the father of J. Tyler Haahr.

      The principal occupation of each director of Meta Financial and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

      E. Wayne Cooley - Dr. Cooley is Consultant Emeritus of the Iowa Girls' High School Athletic Union in Des Moines, Iowa. He is Executive Vice President of the Iowa High School Speech Association, a member of the Buena Vista University Board of Trustees, a member of the Drake Relays Executive Committee, and on the Board of Directors of the Women's College Basketball Association Hall of Fame. Dr. Cooley has served as Chairman of the Iowa Heart Association and as Vice Chairman of the Iowa Games. He is a 1943 graduate of Buena Vista College in Storm Lake, Iowa, and holds honorary doctorate degrees from Buena Vista University in Storm Lake, Iowa and Morningside College in Sioux City, Iowa.

      J. Tyler Haahr - Mr. Haahr is President and Chief Executive Officer for Meta Financial Group, Inc. and MetaBank; Chief Executive Officer of Security State Bank; Vice President and Secretary of First Services Financial Limited; and President of First Services Trust Company. Mr. Haahr has been employed by Meta Financial and its affiliates since March 1997. He was previously a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Mr. Haahr serves on the board of directors of the Sioux Falls YMCA. Mr. Haahr received his B.S.
degree with honors at the University of South Dakota in Vermillion, South Dakota. He graduated with honors from the Georgetown University Law Center, Washington, D.C.

      E. Thurman Gaskill - Mr. Gaskill has owned and operated a grain farming operation located near Corwith, Iowa, since 1958. He has served as a commissioner with the Iowa Department of Economic Development and also as a commissioner with the Iowa Department of Natural Resources. Mr. Gaskill is the past president of Iowa Corn Growers Association, past chairman of the United States Feed Grains Council, and has served in numerous other agriculture positions. He was re-elected to the Iowa State Senate in 2004 and represents District 6. He has served as Chairman of the Senate Agricultural Committee and as Assistant Majority Leader of the Iowa Senate.

      Rodney G. Muilenburg - Mr. Muilenburg is a retired dairy specialist with Purina Mills, Inc. He is currently a Consultant for TransOva Genetics Dairy Division. Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa; M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota; and a Specialist Degree in secondary school administration from Mankato State University, Mankato, Minnesota.

      James S. Haahr - Mr. Haahr is the Chairman of the Board for Meta Financial, Inc., MetaBank, and MetaBank West Central. Mr. Haahr has served in various capacities since beginning his career with MetaBank in 1961. He is Chairman of the Board of Trustees and former Chairman of the Investment Committee of Buena Vista University. He is a former member of the Savings Association Insurance Fund Industry Advisory Committee to the FDIC, and past member of the Legislative Committee of Iowa Bankers Association. Mr. Haahr is former Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Des Moines, former Chairman of the Iowa League of Savings Institutions, a former member of the Board of Directors of America's Community Bankers and a former director of the U.S. League of Savings Institutions. Mr. Haahr received his B.S. degree from Buena Vista College in Storm Lake, Iowa.

      Jeanne Partlow - Mrs. Partlow retired in June 1998 as President of the Iowa Savings Bank Division of MetaBank, located in Des Moines, Iowa. She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B., from 1987 until the end of December 1995, when

Iowa Savings Bank was acquired by and became a division of MetaBank. Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines with over 30 years of bank management experience.

      Bradley C. Hanson - Mr. Hanson is an Executive Vice President of both the Company and MetaBank, and he is the Division President for the Meta Payment Systems division of Metabank. Mr. Hanson has been employed by Metabank since May 2004. From 1991 until joining Metabank in May 2004, Mr. Hanson was employed by Bankfirst in Sioux Falls, South Dakota, where he served in a variety of capacities, including Senior Vice President of Payment Systems from March 2001 to April 2004. Mr. Hanson received his B.A. degree in Economics from the University of South Dakota in 1988. He attended the ABA School of Bankcard Management at the University of Delaware in 1996 and the ABA Graduate School of Bankcard Management at the University of Oklahoma in 1997.

                        COMMUNICATING WITH OUR DIRECTORS

      Although the Company has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, in which any communication addressed to the Board at the Company's offices at 121 East Fifth Street, Storm Lake, Iowa 50588, in care of Investor Relations, the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board's and shareholders' needs. There is currently no screening process, and all shareholder communications that are received by officers for the Board's attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider development of more specific procedures. Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.


                             MEETINGS AND COMMITTEES

Meetings

      Meetings of the Board of Directors are generally held on a monthly basis. The Board of Directors conducted 12 regular meetings during fiscal 2005. Each director attended at least 75% of the Board meetings and any committees on which he or she served.

Committees

      The Board of Directors of Meta Financial has an Audit Committee, Compensation Committee, Stock Option Committee, and Nominating Committee.

            Audit Committee              Compensation Committee
            ---------------              ----------------------

            E. Wayne Cooley              E. Wayne Cooley
            G. Mark Mickelson            E. Thurman Gaskill
            Jeanne Partlow               Rodney G. Muilenburg
            Jeanne Partlow

            Stock Option Committee       Nominating Committee
            ----------------------       --------------------

            E. Thurman Gaskill           E. Thurman Gaskill Rodney
            G. Muilenburg                Rodney G. Muilenburg
            Jeanne Partlow

      The Audit Committee met four times during fiscal 2005. The functions of the Audit Committee are as follows:

      o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance;

      o     Monitor  the   independence   and   performance   of  the  Company's
            independent auditors and internal auditing department; and

      o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

      The Compensation Committee met one time during fiscal 2005. The functions of the Compensation Committee are as follows:

      o Make salary and bonus recommendations, administer our restricted stock plan, and determine terms and conditions of employment of the officers of Meta Financial;

      o Oversee the administration of our employee benefit plans covering employees generally; and

      o Make recommendations to the Board of Directors with respect to our compensation policies.

      The Stock Option Committee met one time during fiscal 2005. The functions of the Stock Option Committee are as follows:

      o     Administer our stock incentive plans; and

      o Make recommendations to the Board of Directors with respect to our stock compensation policies.

      The Nominating Committee is comprised entirely of "independent directors", meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules. The Nominating Committee operates pursuant to a written charter, a copy of which was attached to last year's proxy statement as Appendix A. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Nominating Committee, or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the By-laws of Meta Financial. Pursuant to the By-laws, nominations by shareholders must be delivered in writing to the Secretary of Meta Financial at least 30 days prior to the date of the Annual Meeting; provided, however, that in the event that less than 40 days' notice or prior disclosure of the date of the Annual Meeting is given or made to shareholders, to be timely, notice by the shareholder must be received at the executive offices of Meta Financial not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure thereof was made. Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of

Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

      The Company is incorporated in Delaware and has held its annual meetings in Iowa since its incorporation. Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions. Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meeting with management and other investor relations activities. In view of the fact that shareholders have not historically attended our annual meetings, and that a high percentage of directors generally are present at the annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

Audit Committee Matters

      The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 as amended (the "Exchange Act"), except to the extent Meta Financial Group, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

      Audit Committee Report. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2005:

      o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2005 audited financial statements;

      o The Audit Committee has discussed with the Company's independent auditors (McGladrey & Pullen, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees";

      o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

      o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2005 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005.

      Submitted by the Audit Committee of the Company's Board of Directors:

              E. Wayne Cooley   G. Mark Mickelson   Jeanne Partlow

      Audit Committee Member Independence and Audit Committee Charter. Each member of the Audit Committee is a non-employee director who: (1) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules; (2) has not participated in the preparation of the financial statements of Meta Financial or any of its current subsidiaries at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

Our Board of Directors has determined that our Audit Committee has at least one member who qualifies as an "audit committee financial expert" as that term is defined in the rules and regulations of the SEC. The Board has determined that Mr. Mickelson and Ms. Partlow, based upon their experience, training and education, each qualifies as an audit committee financial expert by virtue of the fact that they have (a) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions. The Company's Board of Directors has adopted a written audit committee charter, a copy of which was attached as Appendix A to the Company's proxy statement for the 2004 Annual Meeting of Stockholders.

                            COMPENSATION OF DIRECTORS

      During the fiscal year ended September 30, 2005, all directors of Meta Financial received an annual retainer of $5,000. For fiscal 2005, non-employee directors of MetaBank were paid an annual retainer of $6,000. Non-employee directors of MetaBank West Central were not paid an annual retainer. Directors of Meta Financial do not receive any additional fees for attending board or committee meetings. Each of the directors of Meta Financial also serves as a director for each of the Banks. Board members who are employees of the Banks do not receive a fee for their service on the Banks' Boards, or their respective committees. Non-employee directors of MetaBank also receive $750 for each meeting of the board attended and $200 for each board committee meeting attended, except for the Board Loan Committee, whose members receive a retainer of $2,000 per year for such services. Non-employee directors of MetaBank West Central receive $400 for each meeting of the board attended and $100 for each board committee meeting attended.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth summary information concerning compensation awarded to, earned by or paid to Meta Financial's chief executive officer and its other executive officers, whose total salary and bonus exceeded $100,000, for services rendered in all capacities during the fiscal years ended September 30, 2005, 2004 and 2003. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.

                                                                             Long Term
                                                                           Compensation
                                                    Annual Compensation       Awards
                                                  Salary          Bonus     Options/SARs    All Other
     Name and Principal Position        Year        ($)            ($)          (#)       Compensation ($)
-----------------------------------   --------   -----------   ----------   -----------   ----------------
James S. Haahr                          2005     $300,800(1)    $     --           --       $34,809(3)
    Chairman of the Board               2004      277,000(1)     106,000        8,100        47,521
                                        2003      257,000(1)      95,000        7,500        50,655

J. Tyler Haahr                          2005     $293,000(2)    $ 24,000        2,160       $30,873(3)
    President and Chief Executive       2004      270,000(2)     106,000       22,950        45,009
    Officer                             2003      250,000(2)      91,000        7,350        47,812

Bradley C. Hanson                       2005     $175,000       $ 57,750        3,937       $ 5,469(3)
   Executive Vice President

Troy Moore III                          2005     $125,000       $ 18,750        2,812       $14,536(3)
   Executive Vice President
   and Chief Operating Officer

Ronald J. Walters                       2005     $120,000             --           --       $ 7,963(3)
Senior Vice President
   Secretary, Treasurer and
   Chief Financial Officer


--------------------
(1) Includes $2,000 of deferred compensation, pursuant to the deferred compensation agreement entered into in 1980 between Mr. James S. Haahr and MetaBank, and $5,000 for service as a director of Meta Financial.

(2) Includes $5,000 paid to Mr. J. Tyler Haahr for service as a director of Meta Financial.

(3) Represents the value as of September 30, 2005 of allocations under the ESOP, contributions under the MetaBank Profit Sharing Plan, payments under the MetaBank Benefit Equalization Plan and term life insurance premiums paid to or on behalf of the named executive officers, as follows: Mr. James S. Haahr - $9,916, $10,593, $8,589 and $5,711, respectively; Mr. J.
      Tyler Haahr - $9,916, $10,593, $9,827 and $537, respectively; Mr. Hanson - $0, $5,259, $0 and $210, respectively; Mr. Moore - $7,028, $7,292, $0 and
      $216,  respectively;  and Mr.  Walters  -  $3,014,  $4,235,  $0 and  $714,
      respectively.

Option Grants in Last Fiscal Year

      The following table sets forth information regarding grants of stock options under our stock option and incentive plans made during the fiscal year ended September 30, 2005 to the named executive officers. The amounts shown for each named executive officer as potential realizable values are based on assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten-year term of the options, which would result in stock prices of approximately $30.74 and $48.94, respectively, for options with an exercise price of $18.87. No gain to the optionees is possible without an increase in stock price, which benefits all stockholders proportionately. Actual gains, if any, on option exercise and common stock holdings depend upon the future performance of Meta Financial common stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                                                           Potential Realizable
                                                                                         Value at Assumed Annual
                                                                                              Rates of Stock
                                                                                         Appreciation for Option
                                   Individual Grants                                              Terms
--------------------------------------------------------------------------------------   -----------------------
                             Number of          % of Total      Exercise
                             Securities       Options Granted    or Base
                         Underlying Options   to Employees in     Price     Expiration       5%           10%
         Name               Granted (#)         Fiscal Year      ($/Sh)        Date         ($)           ($)
----------------------   ------------------   ---------------   ---------   ----------   ---------     ---------

James S. Haahr                    --                 --%         $   --            --     $    --      $     --

J. Tyler Haahr                 2,160              10.00%         $18.87       9/30/15     $25,639      $ 64,951

Bradley C. Hanson              3,937              18.23%         $18.87       9/30/15     $46,732      $118,386

Troy Moore, III                2,812              13.02%         $18.87       9/30/15     $33,378      $ 84,557

Ronald J. Walters                 --                 --              --            --     $    --      $     --


      The option exercise price of the options granted to the named executive officers shown above was the fair market value of Meta Financial's common stock on the date of grant. These options vested as of the date of grant. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee or his legal representative upon the optionee's death.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table summarizes for each of the named executive officers certain information relating to stock options exercised by them during the fiscal year ended September 30, 2005. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on September 30, 2005, which was $18.87 per share. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Meta Financial common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

                                                                                      Value of Unexercised
                                                     Number of Unexercised            In-the-Money Options
                                                     Options at FY-End (#)                 at FY-End
                                                ------------------------------    ------------------------------
                        Shares
                       Acquired
                          on          Value
                       Exercise     Realized      Exercisable    Unexercisable     Exercisable    Unexercisable
      Name                (#)          ($)            (#)             (#)               ($)             ($)
--------------------   ---------   ----------   --------------   --------------   -------------   --------------
James S. Haahr           1,575       $14,319         64,057              --          $191,779            --

J. Tyler Haahr           9,000       $47,775         87,224              --          $157,789            --

Bradley C. Hanson           --            --          7,421          17,500                --            --

Troy Moore, III             --            --         23,136              --          $ 53,142            --

Ronald J. Walters           --            --             --              --                --            --


Equity Compensation Plans

      The following table provides information as of September 30, 2005 related to our equity compensation plans in effect at that time.

===========================================================================================================

                                     Equity Compensation Plan Information
-----------------------------------------------------------------------------------------------------------
                                          Number of
                                        Securities to
                                       be Issued Upon
                                         Exercise of
                                         Outstanding      Weighted-average
                                           Options,      Exercised Price of       Number of Securities
                                        Warrants and     Outstanding Options,     Available for Future
           Plan Category                   Rights        Warrants and Rights            Issuance
-----------------------------------------------------------------------------------------------------------
Equity Compensation Plans
Approved by Security Holders               311,328             $18.11                    91,862
-----------------------------------------------------------------------------------------------------------

Equity Compensation Plans Not
Approved by Security Holders                 --                  --                        --
-----------------------------------------------------------------------------------------------------------

         Total                             311,328             $18.11                    91,862
===========================================================================================================

Employment Agreements

      MetaBank has an employment agreement with each of James S. Haahr, J. Tyler Haahr, Troy Moore III and Bradley C. Hanson. The employment agreements are designed to assist Meta Financial and the Banks in maintaining a stable and competent management team. The continued success of Meta Financial and the Banks depends, to a significant degree, on the skills and competence of their officers. Each employment agreement provides for annual base salary in an amount not less than the employee's current salary and a term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of MetaBank. The agreements terminate upon such named executive officer's death, for cause, in certain events specified by Office of Thrift Supervision regulations, or by such named executive officer upon 90 days notice to MetaBank. Beginning September 30, 2005 for a three year period, the disinterested members of MetaBank's Board of Directors authorized employment agreements with Bradley C. Hanson and Troy Moore, III, which were entered into on October 24, 2005 and each of which were filed as exhibits to a Current Report on Form 8-K, which was filed with the SEC on October 25, 2005. The Board of Directors also authorized one year extensions of the named executive officers' employment agreements of James S. Haahr and J. Tyler Haahr through September 30, 2008.

      The employment agreements for each named executive officer provides for payment to the named executive officer of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of Meta Financial or MetaBank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the named executive officer deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control", and may not exceed three times the named executive officer's average annual compensation over the most recent five year period or be non-deductible by MetaBank for federal income tax purposes. For the purposes of the employment agreements, a change in control is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or ss. 574.4, respectively. These events are generally triggered prior to the acquisition or control of 10% of Meta Financial's common stock. Each agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

      Based on their current salaries, if employment of Messrs. James S. Haahr, and J. Tyler Haahr had been terminated as of September 30, 2005, under circumstances entitling them to termination payments as described above, they would have been entitled to receive lump sum cash payments of approximately $1,107,211 and $1,128,252, respectively.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Compensation of the executive officers of Meta Financial and the Banks is currently determined by the Compensation Committee of MetaBank and the Stock Option Committee of Meta Financial. Directors Cooley, Gaskill, Muilenburg and Partlow, each of whom are non-employee directors who meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules, are the current members of the Compensation Committee. Directors Gaskill and Muilenburg are the current members of the Stock Option Committee. All decisions by the MetaBank Compensation Committee relating to the cash compensation of executive officers are reviewed by the full Board of MetaBank, except that Board members who are also executive officers do not participate in deliberations regarding their own compensation. See "Compensation Committee Report" below.

                         COMPENSATION COMMITTEE REPORT

      Meta Financial has not paid any cash compensation to its executive officers since its formation. All executive officers of Meta Financial also currently hold positions with MetaBank and receive cash compensation from MetaBank. The function of administering the executive compensation policies of MetaBank is currently performed by the Compensation Committee of the Board of Directors of

MetaBank, consisting of Directors Cooley, Gaskill, Muilenburg and Partlow. All decisions by the MetaBank Compensation Committee relating to the cash compensation of MetaBank's executive officers are reviewed by the full Board of MetaBank, except that Board members who are also executive officers do not participate in deliberations regarding their respective compensation.

      Stock option awards granted under Meta Financial's stock option and incentive plans are made solely by the Meta Financial Stock Option Committee.

Overview and Philosophy

      The MetaBank Compensation Committee has developed and implemented an executive compensation program that is based on guiding principles designed to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of Meta Financial and the Banks. In applying these principals, the MetaBank Compensation Committee has established a program to:

      o Support a performance-oriented environment that rewards performance not only with respect to our goals, but also our performance as compared to that of industry performance levels;

      o     Attract and retain key executives critical to our long-term success;

      o     Integrate  compensation  programs with both Meta Financial's and the
            Banks'  annual  and  long-term   strategic  planning  and  measuring
            processes; and

      o     Reward  executives  for  long-term  strategic   management  and  the
            enhancement of shareholder value.

      Furthermore, in making compensation decisions, the MetaBank Compensation Committee focuses on the individual contributions of our executive officers. The MetaBank Compensation Committee uses its discretion to set executive compensation where, in its judgment, external, internal or an individual's circumstances warrant it. The MetaBank Compensation Committee also periodically reviews, both internally and through independent consultants, the compensation policies of other similarly situated companies, as set forth in various industry publications, to determine whether our compensation decisions are competitive within our industry.

Executive Officer Compensation Program

      The executive officer compensation program is comprised of base salary, annual incentive bonuses, long-term incentive compensation in the form of stock options and restricted stock awards, and various benefits, including medical and retirement plans generally available to employees of the Banks.

      Base Salary. Base salary levels for executive officers are competitively set relative to other publicly traded banking and thrift companies. In determining base salaries, the MetaBank Compensation Committee also takes into account individual experience and performance and specific issues particular to Meta Financial and the Banks.

      Annual Incentive Bonuses. A program of annual incentive bonuses has been established for executive officers of Meta Financial and the Banks to reward those officers who provide a level of performance warranting recognition in the form of compensation above base salary. Incentive bonuses are awarded based on achievement of individual performance goals and overall performance goals of

Meta Financial and the Banks, which are established at the beginning of each fiscal year. Awards are determined as a percentage of each executive officer's base salary.

      Stock Benefit Plans. The stock option and incentive plans are our long-term incentive plans for directors, officers and employees. The objective of the program is to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and Meta Financial's performance, and to enable executives to develop and maintain a significant, long-term stock ownership position in Meta Financial common stock. Awards are made at a level calculated to be competitive with other publicly traded banking and thrift companies.

Chief Executive Officer Compensation

      Mr. James S. Haahr was appointed to the position of President and Chief Executive Officer of MetaBank in 1974 and Chairman in 1990, and has also served in such capacities with Meta Financial since its incorporation in 1993. In October 2003, Mr. Haahr served as Chairman and Chief Executive Officer of both Meta Financial and MetaBank, with Mr. J. Tyler Haahr serving as President and Chief Operating Officer. In June, 2005, Mr. J. Tyler Haahr became President and Chief Executive Officer of the Company, and Mr. James S. Haahr retained his full-time, salaried position as Chairman of the Board.

      Mr. James S. Haahr's fiscal 2005 base salary was $293,800 per year, subject to such adjustments in future years as shall be determined by the MetaBank Compensation Committee. Mr. Haahr's base salary for the fiscal year ended September 30, 2004 was $270,000. In reviewing Mr. James S. Haahr's fiscal 2005 base salary, the MetaBank Compensation Committee noted the median base salary paid to executive officers in comparable positions was higher than that paid to Mr. James S. Haahr. As such, the MetaBank Compensation Committee determined it appropriate to increase Mr. James S. Haahr's base salary for fiscal 2005.

      Mr. J. Tyler Haahr's fiscal 2005 base salary was $288,000 per year, subject to such adjustments in future years as shall be determined by the MetaBank Compensation Committee. Mr. Haahr's base salary for the fiscal year ended September 30, 2004 was $265,000. In reviewing Mr. J. Tyler Haahr's fiscal 2005 base salary, the MetaBank Compensation Committee noted the median base salary paid to executive officers in comparable positions was higher than that paid to Mr. J. Tyler Haahr. As such, the MetaBank Compensation Committee determined it appropriate to increase Mr. J. Tyler Haahr's base salary for fiscal 2005.

      In reviewing the award of incentive-based compensation to Mr. James S. Haahr and Mr. J. Tyler Haahr for fiscal 2005, the Committee noted that Company had incurred a loss for the fiscal year which generated negative earnings per share, return on assets, and return on equity. However, deposit balances grew to an all-time high as a result of internal growth from existing and newly opened offices, and from the operations of the Meta Payment Systems division of MetaBank. Lower costing transaction accounts increased substantially during the year. Loan balances also rose to an all-time high, while the ratio of non-performing loans to total loans at fiscal year end continues to be below state and national averages. As such, the MetaBank Compensation Committee and the Meta Financial Stock Option Committee determined that while Meta Financial's overall performance generally did not warrant the payment of cash bonuses and the awarding of stock options, a reduced cash bonus and stock option award was granted to Mr. J. Tyler Haahr for his performance during fiscal 2005.

      The effect of Section 162(m) of the Internal Revenue Code is to eliminate the deductibility of compensation over one million dollars, with certain exclusions, paid to each of certain highly compensated executive officers of publicly held corporations. Section 162(m) applies to all remuneration, both cash and non-cash, that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. Because the current compensation of each of our named executive officers is below the $1 million threshold, we have not yet considered our policy regarding this provision.

      The foregoing report is furnished by the members of the Compensation Committee of MetaBank and Stock Option Committee of the Board of Directors of Meta Financial.

  E. Wayne Cooley   E. Thurman Gaskill   Rodney G. Muilenburg   Jeanne Partlow

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

      The rules and regulations of the SEC require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by us. The following graph compares the performance of Meta Financial's common stock with the Media General Savings and Loan Index and the Nasdaq Stock Market Index. The comparison assumes $100 was invested on September 30, 1998 in our common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

                        [Performance Graph Appears Here]

                          Comparison of Five-year Cumulative Total Return
     (Meta Financial, Media General Savings and Loan Index and the Nasdaq Stock Market Index)

                              -------     -------     -------     -------     -------     -------
                              9/29/00     9/28/01     9/30/02     9/30/03     9/30/04     9/30/05
                              -------     -------     -------     -------     -------     -------
Meta Financial                $100.00     $148.53     $162.74     $259.28     $267.65     $230.13

MG Savings and Loan Index      100.00      133.39      139.97      186.99      218.34      227.22

Nasdaq Market Index            100.00       40.97       32.96       50.52       53.56       60.93


                              CERTAIN TRANSACTIONS

      The Banks have followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. As of September 30, 2005, all loans or extensions of credit to executive officers and directors were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires Meta Financial's directors and executive officers, and persons who own more than 10% of a registered class of Meta Financial's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Meta Financial common stock and other equity securities of Meta Financial generally by the second business day following a transaction. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Meta Financial with copies of all Section 16(a) forms they file.

      To Meta Financial's knowledge, based solely on a review of the copies of such reports furnished to Meta Financial and written representations that no other reports were required during the fiscal year ended September 30, 2005, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with, except that during the fiscal year ended September 30, 2003, Mr. Muilenberg inadvertently failed to timely report one transaction, which was subsequently filed, and during the fiscal year ended September 30, 2005, Mr. Moore inadvertently failed to timely file an initial report on becoming an executive officer, which was subsequently filed.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Company's independent public accountants are McGladrey & Pullen, LLP, independent certified public accountants. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

      Audit Fees. The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP for the audit of the Company's annual financial statements for the years ended September 30, 2005 and 2004, and fees billed for other services rendered by McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) during 2005 and 2004.

        Fiscal         Audit       Audit-Related       Tax        All Other
         Year          Fees            Fees            Fees         Fees
         ----          ----            ----            ----         ----
         2005        $121,000        $ 20,000        $ 17,000        --
         2004        $ 83,000        $  7,000        $ 13,000        --

      Audit fees consist of fees for audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

      Audit related fees consist of fees for audits of financial statements of the employee benefit plan maintained by the Company.

      Tax fees consist of fees for tax consultation and tax compliance services for the Company and the employee benefit plan maintained by the Company.

      The Company's Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2005 by McGladrey & Pullen, LLP, the principal independent public accountants, is compatible with maintaining the principal auditors' independence.

      Pre-Approval Policy. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. The non-audit services include audit-related services and tax services. The Audit Committee's policy is to pre-approve all services and fees for up to one year, which approval includes the appropriate detail with regard to each particular service and its related fees. In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.

      During the fiscal year ended September 30, 2005, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

             SHAREHOLDER PROPOSALS FOR THE YEAR 2007 ANNUAL MEETING

      Shareholder proposals to be presented at Meta Financial's 2007 Annual Meeting of Shareholders must be received by our Secretary no later than August 16, 2006 to be eligible for inclusion in the Meta Financial's proxy statement and form of proxy related to the 2007 Annual Meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities
Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether such proposal is included in Meta Financial's proxy materials), Meta Financial's certificate of incorporation, by-laws and Delaware law.

      To be considered for presentation at the next Annual Meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline. The "Deadline" means the date that is 30 days prior to the date of the next Annual Meeting; however, in the event that less than 40 days' notice of the date of such meeting is given to stockholders, the "Deadline" means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. If a stockholder proposal that is received by the Company after the Deadline is raised at the next Annual Meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next Annual Meeting.

                                 ANNUAL REPORTS

      A copy of the Form 10-K for the Company's fiscal year ended September 30, 2005, as filed with the SEC, will be furnished without charge to stockholders as of the Record Date upon written request to Investor Relations, Meta Financial Financial, Inc., 121 East Fifth Street, Storm Lake, Iowa 50588.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY
                           META FINANCIAL GROUP, INC.

                ANNUAL MEETING OF SHAREHOLDERS o JANUARY 23, 2006

This proxy is being solicited by the Board of Directors of Meta Financial Group, Inc.

The undersigned hereby appoints the members of the Board of Directors of Meta Financial Group, Inc. ("Meta Financial"), and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Meta Financial common stock held of record by the undersigned at the close of business on November 28, 2005, at the annual meeting of shareholders, and at any and all adjournments or postponements thereof.

                                                               WITH-     FOR ALL
                                                     FOR       HOLD      EXCEPT
                                                     ---       ----      ------

I.   The election of  JAMES S. HAAHR,                |_|       |_|         |_|
     AND JEANNE PARTLOW,
     as directors for terms of three years.

Instructions: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for all nominees mark the box "WITHHOLD" with an "X". To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and write the name of the nominee on the line provided below for whom you wish to withhold your vote.

--------------------------------------------------------------------------------

The Board of Directors recommends a vote "FOR" the election of the above-named directors.

The undersigned acknowledges receipt from Meta Financial, prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on January 23, 2006, an Annual Report to Shareholders for the year ended September 30, 2005, and a proxy statement relating to the business to be addressed at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of each of the directors set forth herein. Should a director nominee be unable to serve as a director, an event that Meta Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

                                               Dated:
                                                      --------------------------
PRINTED NAME OF SHAREHOLDER
         APPEARS  HERE                ------------------------------------------
                                               SIGNATURE OF SHAREHOLDER

                                      ------------------------------------------
                                               SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                              fold and detach here
--------------------------------------------------------------------------------

       PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
               THE ENCLOSED. PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Meta Financial, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of Meta Financial common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.